                        ANNUAL REPORT AUGUST 31, 1998

                                 OPPENHEIMER

                       INTERNATIONAL SMALL COMPANY FUND


                                   [PHOTO]

                                    [LOGO]
                             OPPENHEIMERFUNDS(R)
                           THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 An Interview
   with Your Fund's Manager

 9 Fund Performance

13 Financial Statements

29 Independent Auditors' Report

30 Federal Income
   Tax Information

31 Officers and Trustees

32 Information and Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- WE WERE VERY PLEASED WITH THE FUND'S PERFORMANCE during the period, despite the volatility that affected many world markets.

- COMMUNICATIONS, TECHNOLOGY, AND FINANCIAL SERVICES COMPANIES IN EUROPE, the best-performing region over the period, were the main drivers of the Fund's strong results.

- WITH NO END TO THE ASIAN CRISIS IN SIGHT, we've continued to limit investments in Japan and the rest of Asia.

  CUMULATIVE TOTAL RETURNS

For the Period 11/17/97
to 8/31/98

CLASS A
  Without        With
  Sales Chg.(1)  Sales Chg.(2)
  15.20%         8.58%

CLASS B
  Without        With
  Sales Chg.(1)  Sales Chg.(2)
  14.50%         9.50%

CLASS C
  Without        With
  Sales Chg.(1)  Sales Chg.(2)
  14.50%         13.50%

Cumulative total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the period shown, and are not annualized. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM. IT IS IMPORTANT TO NOTE THAT OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND HAS A LIMITED OPERATING HISTORY, WAS FIRST OFFERED 11/17/97 AND MAY INVEST WITHOUT LIMIT IN SMALL COMPANY STOCKS WHICH ARE SUBJECT TO GREATER VOLATILITY, AND IN FOREIGN SECURITIES WHICH ARE SUBJECT TO CURRENCY EXCHANGE AND POLITICAL UNCERTAINTIES.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to a 0.75% annual asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                2   Oppenheimer International Small Company Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
International
Small Company Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since that time, stocks have declined sharply amid heightened volatility. Yet, the bond market remains poised to benefit from the same positive economic conditions that existed earlier in the year.

        Why have stocks faltered lately? The financial crises in Asia and Russia have negatively affected the earnings of some large U.S. corporations and have contributed to a slowdown in U.S. economic growth. Although slower economic growth has been negative for stocks, it should not adversely impact bonds. That's because slower economic growth generally means fewer inflationary pressures and less likelihood that interest rates will rise.

        What should you do during this period of relative uncertainty? If you have well-defined long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

        As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
September 22, 1998



                 3 Oppenheimer International Small Company Fund

"...WE CONTINUED TO FAVOR COMPANIES WITH A DEMONSTRATED HISTORY OF STRONG EARNINGS GROWTH."

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW HAS OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND PERFORMED OVER THE
PAST YEAR?

Since its inception on November 17, 1997 to August 31, 1998, the Fund has performed very well. Despite volatility in the world's financial markets, our disciplined stock-picking strategy enabled the Fund to enjoy the benefits of investing in strong businesses at reasonable prices.

IN WHICH REGIONS DID YOU DISCOVER THE BEST INVESTMENT OPPORTUNITIES?

We continued to look for good small companies--those with total stock market values under $1 billion--based outside the United States and with a history of strong profitability and value-added management in industries with good secular trends. These are often characterized by above average revenue and earnings growth, among other positive features. This led to substantial investment in Europe, the best-performing region over the period.

WHY WAS EUROPE SUCH A STRONG PERFORMER?

On January 1, 1999, European Monetary Union (EMU) should see nine European countries begin to adopt a single currency (the Euro) and interest rate. This will increase the comparability of company performance, forcing many companies to restructure. The strict limits on government borrowing have made these economies more attractive and emphasized the greater need for personal saving for retirement, particularly in stocks.

        France and Germany (the "Euro Core") may experience continued cyclical growth. Spain, Italy and Portugal (the "Euro Rim") may find themselves with considerably lower interest rates after EMU. The situation in both Benelux and Scandinavia remains mixed but overall positive while the U.K. is at the end of a prolonged expansion

                4 Oppenheimer International Small Company Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Bill Wilby
Nicholas Horsley
(Portfolio Manager)
George Evans

and will remain outside EMU for the moment. There are opportunities in all these areas.

        Continental Europe is seeing societal changes similar to those experienced in the U.S. and the U.K. over the last 15 years. European investors are emphasizing equity over bonds and taking more control of their retirement planning. More companies are focusing on stockholder value and acknowledge stockholder rights. Opportunities may be unique to Europe or they may be similar to the U.S., but at cheaper valuations or better growth.

WHAT TYPES OF EUROPEAN COMPANIES DID YOU FAVOR OVER THE PERIOD?

My valuation screens led towards investments in companies in the media, entertainment, business productivity and financial services sectors.(1)

        The Fund is invested in the largest commercial TV station in Germany, the largest commercial radio network in western Europe and some of the major advertising, billboard and free newspaper businesses. These are beneficiaries of economic growth, EMU and the Millennium.

        Taking advantage of the increase in stock investing, the Fund has a substantial stake in financial services. Just as Americans were attracted by saving in 401(k)s, IRAs and mutual funds in the 1980s and '90s, similar incentives appear to be influencing Europeans to move more of their large savings from cash and bonds into stocks. Additionally, we expect EMU to accelerate consolidation of the banking system.


1. The Fund's portfolio is subject to change.

                 5 Oppenheimer International Small Company Fund

CUMULATIVE TOTAL RETURNS(2)
For the Period Ended 9/30/98
Since Inception

-----------------
CLASS A     4.24%
-----------------
CLASS B     4.90
-----------------
CLASS C     8.80
-----------------

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

The Fund holds attractive technology investments. While scientists in European universities have long produced cutting-edge research, successful commercialization has often trailed the U.S., but the growth of risk capital has recharged every branch from pharmaceuticals to biotechnology to telecommunications.

WHICH COMPANIES CONTRIBUTED THE MOST TO THE FUND'S PERFORMANCE?

The largest cellular communications operator in Germany was one of the Fund's strongest performers over the period. It may become the largest cellular operator in central Europe, where cellular usage is growing faster than in the United States.

        Raisio Group plc, a Finnish company, was another solid performer for the Fund. It has developed Benecol, a revolutionary food product from wood fiber that can reduce one's cholesterol by 30 to 35 percent. Johnson & Johnson has signed a worldwide marketing agreement with Raisio, and the product should be introduced in the U.S. in early 1999. This appears to be a life-changing product with superior opportunities.

WHICH COMPANIES DID NOT PERFORM QUITE AS WELL AS YOU HAD EXPECTED?

We believe that Pininfarina SpA, an Italian engineering design house, has suffered unnecessarily due to the decline in the Italian market. With blue-chip clients such as Ferrari, Maserati and Mitsubishi, Pininfarina is currently benefiting from the automotive industry's trend toward outsourcing, as well as the rising consumer demand for premium cars. Given its reputation as one of the world's best automotive designers, Pininfarina is well positioned to take advantage of both of these trends.



                 6 Oppenheimer International Small Company Fund

We were disappointed by the performance of a Japanese publisher of game software for such products as the Sony Play Station. It enjoyed strong cash flows and healthy earnings, but the Japanese stock market depression has caused its stock to sell at some 60% discount to similar businesses in the U.S. and Europe. With the rapid consolidation of the electronic publishing industry, this company may be worth considerably more to a foreign competitor.

WHAT IS YOUR OUTLOOK FOR FOREIGN MARKETS IN THE NEAR FUTURE?

We remain optimistic about Europe. Stable or falling interest rates plus fiscal prudence lead to stronger economies; EMU will create more globally competitive companies; and increased individual retirement saving will support the stock markets.

        We continue to be wary of Asia. The problem was always declining corporate profitability of which currency devaluations and bad loans were merely the results. Japanese banks would benefit from consolidation and need to reduce their capital in order to be more profitable; increased credit costs would then force industrial restructuring. The Asian centralized economic models have contributed to the economic woes and the absence of political leadership, particularly in Japan, seems to indicate a protracted outcome. While some good companies have appeared at good prices in Asia, until corporate profitability is restored there, we expect to find most opportunities elsewhere.

2. Cumulative total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, and are not annualized. Class A returns include the current maximum initial sales charge of 5.75%. Class A, B and C shares were first publicly offered on 11/17/97. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

                 7 Oppenheimer International Small Company Fund

REGIONAL ALLOCATION(3)

Europe             75.1%
United States       8.0
Latin America       5.1
Asia                4.1
Japan               4.0
Emerging Europe     3.7

We will continue to seek foreign companies with a history of strong profitability and value-added management in industries with good growth trends; to seek above average profit creation at a below average valuation. It is this commitment to disciplined investing that makes the Oppenheimer International Small Company Fund part of The Right Way to Invest.

10 LARGEST COUNTRY HOLDINGS(3)
-----------------------------------------------------
  France                                         21.2%
-----------------------------------------------------
  Germany                                        19.7
-----------------------------------------------------
  Italy                                          14.2
-----------------------------------------------------
  Spain                                           8.0
-----------------------------------------------------
  United States                                   7.4
-----------------------------------------------------
  Brazil                                          4.6
-----------------------------------------------------
  Japan                                           4.0
-----------------------------------------------------
  Great Britain                                   3.8
-----------------------------------------------------
  Portugal                                        3.7
-----------------------------------------------------
  Finland                                         3.5
-----------------------------------------------------

TOP TEN STOCK HOLDINGS(3)
-----------------------------------------------------
  Computer 2000 AG                                4.1%
-----------------------------------------------------
  Cegid                                           3.9
-----------------------------------------------------
  Lusomundo SGPS SA                               3.7
-----------------------------------------------------
  Prosieben Media AG, Preferred                   3.4
-----------------------------------------------------
  Raisio Group plc                                3.4
-----------------------------------------------------
  Credito Fondiario e Industriale                 3.4
-----------------------------------------------------
  Leon de Bruxelles SA                            3.3
-----------------------------------------------------
  NRJ SA                                          3.2
-----------------------------------------------------
  Radiotronica SA                                 3.2
-----------------------------------------------------
  Banca Popolare Commercio e Industria            3.0
-----------------------------------------------------

3. Portfolio is subject to change. Percentages are as of August 31, 1998 and are based on total market value of investments.

                 8  Oppenheimer International Small Company Fund

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion by the Manager of the Fund's performance during the period from the inception of the Fund to August 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and to a sector index.

        - MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the period from the inception of the Fund to August 31, 1998, Oppenheimer International Small Company Fund performed strongly due to its substantial holdings in Europe, the best-performing region worldwide. In particular, the Fund benefited from its European investments in the financial services industry, reflecting public demand for retirement investing and expected industry consolidation; the media and communications industry, which benefited from the strengthened economies, plus the prospects of European Monetary Union and the Millennium; and the technology industry, which has been commercialized by the availability of risk capital. Since the Fund seeks to invest in reliable companies with a history of strong earnings, it invested only a very small portion of its assets in Japan and in the rest of Asia, and here only where the man-agement teams are well known and the valuations are compelling. The prospects for the year ahead may produce little change in the geographic balance of the portfolio.

        - COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund from the inception date of November 17, 1997 until August 31, 1998. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge for Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.

        The Fund's performance is compared to the performances of the HSBC James Capel World excluding U.S. Smaller Companies Index (WexUS) and the Morgan Stanley Capital (MSCI) EAFE Index. The performance of small international companies is represented by WexUS, an index comprised of 1,200 securities with a market capitalization range of $53-$1,033 million. The Index is comprised of stocks in Europe, UK, Southeast Asia, Japan, Australia, and New Zealand. The performance of large international companies is represented by MSCI EAFE Index which is comprised of common stocks issued in Europe, Australia and the Far East. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.

                  9  Oppenheimer International Small Company Fund

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer International Small Company Fund (Class A), HSBC James Capel World excluding U.S. Smaller Companies Index and Morgan Stanley Capital EAFE Index [The following chart was represented as a line graph in the printed material.]

         Oppenheimer International   HSBC James Capel World       Morgan Stanley
             Small Company Fund      excluding U.S. Smaller     Capital EAFE Index
                   Class A               Companies Index
11/17/97             9425                     10000                  10000
08/31/98            10858                      9432                  10370

CUMULATIVE TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 8/31/98(1)

Life   8.58%


CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer International Small Company Fund (Class B), HSBC James Capel World excluding U.S. Smaller Companies Index and Morgan Stanley Capital EAFE Index [The following chart was represented as a line graph in the printed material.]

         Oppenheimer International   HSBC James Capel World       Morgan Stanley
             Small Company Fund      excluding U.S. Smaller     Capital EAFE Index
                   Class B               Companies Index
11/17/97            10000                     10000                  10000
08/31/98            10950                      9432                  10370

CUMULATIVE TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 8/31/98(2)

Life   9.50%


                 10 Oppenheimer International Small Company Fund

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer International Small Company Fund (Class C), HSBC James Capel World excluding U.S. Smaller Companies Index and Morgan Stanley Capital EAFE Index [The following chart was represented as a line graph in the printed material.]

         Oppenheimer International   HSBC James Capel World       Morgan Stanley
             Small Company Fund      excluding U.S. Smaller     Capital EAFE Index
                   Class B               Companies Index
11/17/97            10000                     10000                   10000
08/31/98            11350                      9432                   10370

CUMULATIVE TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 8/31/98(3)

Life   13.50%


The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions, and are not annualized. The performance information in the graphs for both indices begins on 11/30/97.

1. The inception date of the Fund's Class A shares was 11/17/97. The average annual total return is shown net of the applicable 5.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 11/17/97. The average annual total return is shown net of the applicable 5% contingent deferred sales charge for the life of the class. The ending account value in the graph is net of the applicable 5% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 11/17/97. The average annual total return and the ending account value are shown net of the applicable 1% contingent deferred sales charge for the life of the class.

Past performance is not predictive of future performance.

                 11 Oppenheimer International Small Company Fund

FINANCIALS
--------------------------------------------------------------------------------














                 12 Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS  August 31, 1998




                                                                                                    MARKET VALUE
                                                                                    SHARES          SEE NOTE 1
=================================================================================================================
COMMON STOCKS--84.4%
-----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--29.1%
-----------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--4.6%
Courts (Singapore) Ltd.                                                             845,000           $  118,944
-----------------------------------------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA, Sponsored GDR(1)                              2,500               59,375
-----------------------------------------------------------------------------------------------------------------
Pininfarina SpA                                                                      20,000              328,198
-----------------------------------------------------------------------------------------------------------------
Rosenbauer International AG                                                           1,600               87,035
                                                                                                      ----------
                                                                                                         593,552

-----------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--4.5%
Leon de Bruxelles SA                                                                  5,000              381,557
-----------------------------------------------------------------------------------------------------------------
TAB Ltd.(2)                                                                         136,000              196,119
                                                                                                      ----------
                                                                                                         577,676

-----------------------------------------------------------------------------------------------------------------
MEDIA--17.4%
Dauphin O.T.A.                                                                        3,060              238,690
-----------------------------------------------------------------------------------------------------------------
Lusomundo SGPS SA                                                                    30,800              429,696
-----------------------------------------------------------------------------------------------------------------
Monrif SpA(2)                                                                       305,000              245,001
-----------------------------------------------------------------------------------------------------------------
NRJ SA                                                                                2,100              376,650
-----------------------------------------------------------------------------------------------------------------
Prosieben Media AG, Preferred                                                         7,575              396,896
-----------------------------------------------------------------------------------------------------------------
Publicis SA                                                                           1,805              273,040
-----------------------------------------------------------------------------------------------------------------
SPIR Communication SA                                                                 4,150              280,950
                                                                                                      ----------
                                                                                                       2,240,923

-----------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--1.0%
Jacob Holm & Sons AS, Cl. B(2)                                                        8,000              119,702
-----------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.6%
AIGLE, A Shares                                                                       2,305              202,419





                 13  Oppenheimer International Small Company Fund

                                                                                                    MARKET VALUE
                                                                                    SHARES           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--7.2%
----------------------------------------------------------------------------------------------------------------
FOOD--4.8%
Makro Atacadista SA                                                                  30,800             $217,205
----------------------------------------------------------------------------------------------------------------
Raisio Group plc                                                                     30,000              396,885
                                                                                                        --------
                                                                                                         614,090

----------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--1.1%
Haw Par Healthcare Ltd.                                                             158,000               67,611
----------------------------------------------------------------------------------------------------------------
Torii Pharmaceutical Co. Ltd.                                                         5,000               78,263
                                                                                                        --------
                                                                                                         145,874

----------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--1.2%
TRANSGENE SA, Sponsored ADR(2)                                                       10,500              158,813
----------------------------------------------------------------------------------------------------------------
FINANCIAL--19.0%
----------------------------------------------------------------------------------------------------------------
BANKS--6.9%
Banca Popolare Commercio e Industria                                                 18,000              352,698
----------------------------------------------------------------------------------------------------------------
Banco Bradesco SA, Preference                                                    23,005,116              135,261
----------------------------------------------------------------------------------------------------------------
Credito Fondiario e Industriale(2)                                                  148,200              391,152
----------------------------------------------------------------------------------------------------------------
IFCT Finance & Securities Public Company Ltd. plc(2)                                140,000                1,336
----------------------------------------------------------------------------------------------------------------
Industrial Finance Corp. of Thailand (The)                                            9,000                1,095
                                                                                                        --------
                                                                                                         881,542

----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--6.4%
Kempen & Co. NV                                                                       2,000              122,105
----------------------------------------------------------------------------------------------------------------
Metrovacesa SA(2)                                                                     7,600              187,761
----------------------------------------------------------------------------------------------------------------
Metrovacesa SA (New)(2)                                                                 380                9,388
----------------------------------------------------------------------------------------------------------------
Ruam Pattana Fund II(2)                                                             625,000               37,291
----------------------------------------------------------------------------------------------------------------
Shohkoh Fund & Co.                                                                    1,000              228,416
----------------------------------------------------------------------------------------------------------------
Unibail (Union du Credit-Bail Immobilier)                                             2,000              241,624
                                                                                                        --------
                                                                                                         826,585

----------------------------------------------------------------------------------------------------------------
INSURANCE--5.7%
Allianz Subalpina                                                                    29,200              326,706
----------------------------------------------------------------------------------------------------------------
Lambert Fenchurch Group plc                                                          44,000               81,414
----------------------------------------------------------------------------------------------------------------
Mapfre Vida Seguros                                                                   5,400              218,142
----------------------------------------------------------------------------------------------------------------
Ockham Holdings plc                                                                  57,000              105,946
                                                                                                        --------
                                                                                                         732,208


                 14  Oppenheimer International Small Company Fund


                                                                                                    MARKET VALUE
                                                                                      SHARES        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
INDUSTRIAL--9.8%
----------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--5.9%
A. Friedrich Flender AG(2)                                                            1,654          $   276,681
----------------------------------------------------------------------------------------------------------------
BDAG Balcke-Duerr AG(2)                                                               2,025              349,076
----------------------------------------------------------------------------------------------------------------
Deutsche Babcock AG(2)                                                                2,470              137,260
                                                                                                     -----------
                                                                                                         763,017

----------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.9%
Deutz AG(2)                                                                          18,000              203,118
----------------------------------------------------------------------------------------------------------------
Semperit AG Holding                                                                   2,280              293,984
                                                                                                     -----------
                                                                                                         497,102

----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--17.9%
----------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--5.6%
Computer 2000 AG(2)                                                                   1,135              480,771
----------------------------------------------------------------------------------------------------------------
Eidos plc(2)                                                                          8,000               81,716
----------------------------------------------------------------------------------------------------------------
Imagineer Co. Ltd.                                                                   36,900              157,071
                                                                                                     -----------
                                                                                                         719,558

----------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--7.0%
Autonomy Corp. plc(2)                                                                42,900              171,600
----------------------------------------------------------------------------------------------------------------
Cegid                                                                                 2,480              455,716
----------------------------------------------------------------------------------------------------------------
SER Systeme AG                                                                        1,110              276,947
                                                                                                     -----------
                                                                                                         904,263

----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: TECHNOLOGY--5.3%
MobilCom AG                                                                             614              166,077
----------------------------------------------------------------------------------------------------------------
Radiotronica SA(2)                                                                    5,800              374,493
----------------------------------------------------------------------------------------------------------------
Radiotronica SA (New)(2)                                                              2,150              138,821
                                                                                                     -----------
                                                                                                         679,391

----------------------------------------------------------------------------------------------------------------
UTILITIES--1.4%
----------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.4%
Telecomunicacoes de Sao Paulo SA, Preference                                      1,260,888              183,196
                                                                                                     -----------
Total Common Stocks (Cost $11,757,868)                                                                10,839,911

                 15  Oppenheimer International Small Company Fund


                                                                                                   MARKET VALUE
                                                                                    UNITS          SEE NOTE 1
===============================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.4%
Banco Bradesco SA Rts., Exp. 9/98                                                    756,334         $      257
---------------------------------------------------------------------------------------------------------------
Biocompatibles International plc Wts., Exp. 4/99                                      21,625              3,078
---------------------------------------------------------------------------------------------------------------
Milano Assicurazioni Wts., Exp. 6/02                                                   9,880                 --
---------------------------------------------------------------------------------------------------------------
Novogen Ltd. Wts., Exp. 12/98                                                         46,570             51,966
---------------------------------------------------------------------------------------------------------------
PT Pan Indonesia Bank Wts., Exp. 6/00                                                 76,500                273
                                                                                                     ----------
Total Rights, Warrants and Certificates (Cost $90,125)                                                   55,574

                                                                                     FACE
                                                                                     AMOUNT
===============================================================================================================
REPURCHASE AGREEMENTS--5.5%
---------------------------------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings, Inc., 5.75%, dated
8/31/98, to be repurchased at $700,112 on 9/1/98, collateralized by U.S.
Treasury Nts., 5.375%-8%, 10/31/98-2/15/05,
with a value of $718,559 (Cost $700,000)                                            $700,000            700,000

---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $12,547,993)                                          90.3%        11,595,485
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                          9.7          1,249,167
                                                                                   ----------       -----------
NET ASSETS                                                                             100.0%       $12,844,652
                                                                                   ==========       ===========

1. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

2. Non-income producing security.




                 16  Oppenheimer International Small Company Fund

--------------------------------------------------------------------------------
Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                                                                         MARKET VALUE             PERCENT
----------------------------------------------------------------------------------------------------------------
France                                                                          $ 2,450,646                 21.2%
----------------------------------------------------------------------------------------------------------------
Germany                                                                           2,286,826                 19.7
----------------------------------------------------------------------------------------------------------------
Italy                                                                             1,643,756                 14.2
----------------------------------------------------------------------------------------------------------------
Spain                                                                               928,604                  8.0
----------------------------------------------------------------------------------------------------------------
United States                                                                       858,813                  7.4
----------------------------------------------------------------------------------------------------------------
Brazil                                                                              535,919                  4.6
----------------------------------------------------------------------------------------------------------------
Japan                                                                               463,750                  4.0
----------------------------------------------------------------------------------------------------------------
Great Britain                                                                       443,753                  3.8
----------------------------------------------------------------------------------------------------------------
Portugal                                                                            429,696                  3.7
----------------------------------------------------------------------------------------------------------------
Finland                                                                             396,885                  3.5
----------------------------------------------------------------------------------------------------------------
Austria                                                                             381,019                  3.3
----------------------------------------------------------------------------------------------------------------
Australia                                                                           248,086                  2.1
----------------------------------------------------------------------------------------------------------------
Singapore                                                                           186,554                  1.6
----------------------------------------------------------------------------------------------------------------
The Netherlands                                                                     122,105                  1.1
----------------------------------------------------------------------------------------------------------------
Denmark                                                                             119,702                  1.0
----------------------------------------------------------------------------------------------------------------
Argentina                                                                            59,375                  0.5
----------------------------------------------------------------------------------------------------------------
Thailand                                                                             39,723                  0.3
----------------------------------------------------------------------------------------------------------------
Indonesia                                                                               273                  0.0
                                                                                -----------                -----
Total                                                                           $11,595,485                100.0%
                                                                                ===========                =====


See accompanying Notes to Financial Statements.



                 17  Oppenheimer International Small Company Fund

STATEMENT OF ASSETS AND LIABILITIES  August 31, 1998



================================================================================================================
ASSETS
Investments, at value (cost $12,547,993)--see accompanying statement                                 $11,595,485
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                     127,428
----------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                       1,514,962
Shares of beneficial interest sold                                                                        31,427
Interest and dividends                                                                                    12,385
----------------------------------------------------------------------------------------------------------------
Other                                                                                                     32,189
                                                                                                     -----------
Total assets                                                                                          13,313,876


================================================================================================================
LIABILITIES
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                                                13,503
----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                    389,185
Shares of beneficial interest redeemed                                                                    26,719
Shareholder reports                                                                                        9,426
Transfer and shareholder servicing agent fees                                                              6,948
Distribution and service plan fees                                                                         5,248
Trustees' fees--Note 1                                                                                     3,122
Other                                                                                                     15,073
                                                                                                     -----------
Total liabilities                                                                                        469,224


================================================================================================================
NET ASSETS                                                                                           $12,844,652
                                                                                                     ===========

================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                      $12,945,562
----------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                         20,345
----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                                            838,299
-----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                                (959,554)
                                                                                                     -----------
Net assets                                                                                           $12,844,652
                                                                                                     ===========

                   18   Oppenheimer International Small Company Fund

================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$9,604,500 and 833,366 shares of beneficial interest outstanding)                                         $11.52
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                                  $12.22

----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,631,468
and 229,742 shares of beneficial interest outstanding)                                                    $11.45

----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $608,684
and 53,155 shares of beneficial interest outstanding)                                                     $11.45

See accompanying Notes to Financial Statements.


                 19  Oppenheimer International Small Company Fund

STATEMENT OF OPERATIONS  For the period ended August 31, 1998(1)


================================================================================================================
INVESTMENT INCOME
Interest                                                                                             $    38,847
----------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $3,054)                                                   101,808
                                                                                                     -----------
Total income                                                                                             140,655


================================================================================================================
EXPENSES
Management fees--Note 4                                                                                   50,980
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                    7,771
Class B                                                                                                    9,289
Class C                                                                                                    3,564
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       13,331
----------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                               10,530
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                      9,141
----------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                7,562
----------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                               3,839
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                3,511
----------------------------------------------------------------------------------------------------------------
Other                                                                                                      4,857
                                                                                                     -----------
Total expenses                                                                                           124,375
Less expenses paid indirectly--Note 4                                                                     (2,758)
                                                                                                     -----------
Net expenses                                                                                             121,617

================================================================================================================
NET INVESTMENT INCOME                                                                                     19,038

================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                              949,999
Foreign currency transactions                                                                           (111,700)
                                                                                                     -----------
Net realized gain                                                                                        838,299

----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                           (1,041,391)
Translation of assets and liabilities denominated in foreign currencies                                   81,837
                                                                                                     -----------
Net change                                                                                              (959,554)
                                                                                                     -----------
Net realized and unrealized loss                                                                        (121,255)

=================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $  (102,217)
                                                                                                     ===========


1. For the period from November 17, 1997 (commencement of operations) to August 31, 1998.

See accompanying Notes to Financial Statements.




                 20  Oppenheimer International Small Company Fund

STATEMENT OF CHANGES IN NET ASSETS



                                                                                                 PERIOD ENDED
                                                                                                 AUGUST 31, 1998(1)
================================================================================================================
OPERATIONS
Net investment income                                                                                $    19,038
----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                        838,299
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                                   (959,554)
                                                                                                     -----------
Net decrease in net assets resulting from operations                                                    (102,217)

================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                                                                9,607,137
Class B                                                                                                2,782,183
Class C                                                                                                  557,549

================================================================================================================
NET ASSETS
Total increase                                                                                        12,844,652
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                           --
                                                                                                     -----------
End of period (including accumulated net investment income of
$19,038 for the period ended August 31, 1998)                                                        $12,844,652
                                                                                                     ===========


1. For the period from November 17, 1997 (commencement of operations) to August 31, 1998.

See accompanying Notes to Financial Statements.


                 21  Oppenheimer International Small Company Fund

FINANCIAL HIGHLIGHTS


                                                                 CLASS A            CLASS B          CLASS C
                                                                 ------------       ------------     ------------
                                                                 PERIOD ENDED       PERIOD ENDED     PERIOD ENDED
                                                                 AUGUST 31,         AUGUST 31,       AUGUST 31,
                                                                 1998(1)            1998(1)          1998(1)
================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                              $10.00              $10.00              $10.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                         .03                (.01)               (.04)
Net realized and unrealized gain                                    1.49                1.46                1.49
                                                                  ------              ------               -----
Total income from investment operations                             1.52                1.45                1.45
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $11.52              $11.45              $11.45
                                                                  ======              ======              ======

================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                                15.20%              14.50%              14.50%

================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                          $9,605              $2,631                $609
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                 $6,482              $1,187                $454
Ratios to average net assets:(3)
Net investment income (loss)                                        0.44%              (0.38)%             (0.66)%
Expenses(4)                                                         1.77%               2.67%               2.58%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                         239.1%              239.1%              239.1%


1. For the period from November 17, 1997 (commencement of operations) to August 31, 1998.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998, were $28,868,672 and $17,893,245, respectively.

See accompanying Notes to Financial Statements.





                 22  Oppenheimer International Small Company Fund

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Small Company Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund primarily invests in common stocks of companies domiciled or with primary operations outside the United States with market capitalization of $1 billion or less ("small cap" companies). The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.



                 23  Oppenheimer International Small Company Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The effect of changes in foreign currency exchange rates on investments is separately identified from fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the period ended August 31, 1998, a provision of $2,858 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $2,858 at August 31, 1998.

                    The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                 24  Oppenheimer International Small Company Fund

================================================================================
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

                    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended August 31, 1998, amounts have been reclassified to reflect an increase in accumulated net investment income of $1,307. Paid-in capital was decreased by the same amount.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




               25  Oppenheimer International Small Company Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

                                                PERIOD ENDED AUGUST 31, 1998(1)
                                                ------------------------------
                                                SHARES             AMOUNT
==============================================================================
Class A:
Sold                                             1,018,740         $11,907,503
Redeemed                                          (185,374)         (2,300,366)
                                                 ---------         -----------
Net increase                                       833,366         $ 9,607,137
                                                 =========         ===========

------------------------------------------------------------------------------
Class B:
Sold                                               308,085         $ 3,685,253
Redeemed                                           (78,343)           (903,070)
                                                 ---------         -----------
Net increase                                       229,742         $ 2,782,183
                                                 =========         ===========

==============================================================================
Class C:
Sold                                                93,920         $ 1,083,570
Redeemed                                           (40,765)           (526,021)
                                                 ---------         -----------
Net increase                                        53,155         $   557,549
                                                 =========         ===========

1. For the period from November 17, 1997 (commencement of operations) to August 31, 1998.

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At August 31, 1998, net unrealized depreciation on investments of $952,508 was composed of gross appreciation of $517,738, and gross depreciation of $1,470,246.




               26  Oppenheimer International Small Company Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, and 0.67% of average annual net assets in excess of $2 billion.

                    For the period ended August 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $51,665, of which $15,161 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $60,209 and $5,453, respectively, of which $13,212 was paid to an affiliated broker/dealer for Class B shares.

                    OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

                    Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

                    The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

                    The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal service for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the period ended August 31, 1998, OFDI retained $8,345 and $1,629, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1998, OFDI had incurred excess distribution and servicing costs of $59,031 and $9,068, respectively, for Class B and Class C.


                27 Oppenheimer International Small Company Fund

================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                    The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                    Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                    Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                    Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At August 31, 1998, outstanding forward contracts were as follows:

                                         EXPIRATION          CONTRACT           VALUATION AS OF      UNREALIZED
                                         DATE                AMOUNT (000S)      AUGUST 31, 1998      DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------
Japanese Yen                              11/4/98             73,142 JPY          $523,503               $13,503

=================================================================================================================

6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

                    The Fund had no borrowings outstanding during the period ended August 31, 1998.



                28 Oppenheimer International Small Company Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer International Small Company Fund:


We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer International Small Company Fund as of August 31, 1998, and the related statement of operations and statement of changes in net assets and the financial highlights for the period from November 17, 1997, (commencement of operations) to August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

                    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Small Company Fund as of August 31, 1998, the results of its operations, changes in net assets and the financial highlights for the period from November 17, 1997, (commencement of operations) to August 31, 1998, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP

Denver, Colorado
September 22, 1998




                29 Oppenheimer International Small Company Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.







                30 Oppenheimer International Small Company Fund

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

================================================================================
OFFICERS AND TRUSTEES             Leon Levy, Chairman of the Board of Trustees
                                  Donald W. Spiro, Vice Chairman of the Board of
                                    Trustees
                                  Bridget A. Macaskill, Trustee and President
                                  Robert G. Galli, Trustee
                                  Benjamin Lipstein, Trustee
                                  Elizabeth B. Moynihan, Trustee
                                  Kenneth A. Randall, Trustee
                                  Edward V. Regan, Trustee
                                  Russell S. Reynolds, Jr., Trustee
                                  Pauline Trigere, Trustee
                                  Clayton K. Yeutter, Trustee
                                  Nicholas Horsley, Vice President
                                  George C. Bowen, Treasurer
                                  Robert J. Bishop, Assistant Treasurer
                                  Scott T. Farrar, Assistant Treasurer
                                  Andrew J. Donohue, Secretary
                                  Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR                OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER          OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                      The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS              KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL                     Gordon Altman Butowsky Weitzen Shalov & Wein

                                  This is a copy of a report to shareholders of Oppenheimer International Small Company Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer International Small Company Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                31 Oppenheimer International Small Company Fund

INTERNET
24-hr access to account
information. Online
transactions now available

WWW.OPPENHEIMERFUNDS.COM


GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-525-7048


ACCOUNT TRANSACTIONS
Mon-Fri 8:30am-8pm ET

1-800-852-8457


PHONELINK
24-hr automated information
and automated transactions

1-800-533-3310


TELECOMMUNICATION DEVICE
FOR THE DEAF (TDD)
Mon-Fri 8:30am-2pm ET

1-800-843-4461


OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

1-800-835-3104



INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

[LOGO]
OPPENHEIMERFUNDS(R)
DISTRIBUTOR, INC.
RA0815.001.0898 October 30, 1998